Exhibit 99.1

System1, Inc./S1 Holdco LLC

Unaudited Statements of Operations

(in thousands)	System1, Inc. Sucessor Period	S1 Holdco LLC Predecessor Period	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD
	1.27.22 - 3.31.22	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	166,108	52,712	199,803	171,446	169,579	147,561	135,755	117,268	100,019	122,935	688,389	488,586	317,140	475,977	340,222	222,954
Operating cost and expenses:
Cost of revenues	120,131	41,760	155,276	128,885	126,167	110,785	96,635	83,892	73,937	86,532	521,113	365,837	236,952	340,996	244,361	160,469
Salaries, commissions, and benefits	43,459	35,175	18,715	15,139	17,698	15,195	15,915	13,120	13,183	13,330	66,747	48,032	32,893	55,548	39,633	26,513
Selling, general, and administrative	14,981	14,817	14,650	7,936	6,277	6,950	5,863	7,095	4,879	5,142	35,813	21,163	13,227	22,979	17,116	10,021
Depreciation and amortization	23,311	1,000	3,625	3,459	3,112	3,689	3,082	3,331	3,889	3,530	13,885	10,260	6,801	13,832	10,750	7,419

Total operating costs and expenses	201,882	92,752	192,266	155,419	153,254	136,619	121,495	107,438	95,888	108,534	637,558	445,292	289,873	433,355	311,860	204,422
Operating income	(35,774)	(40,040)	7,537	16,027	16,325	10,942	14,260	9,830	4,131	14,401	50,831	43,294	27,267	42,622	28,362	18,532
Loss (gain) on Fait Value of Warrants	13,761	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	4,776	1,049	4,162	4,184	4,476	4,048	5,781	5,741	6,332	6,497	16,870	12,708	8,524	24,351	18,570	12,829

Income (loss) from continuing operations before income tax	(54,311)	(41,089)	3,375	11,843	11,849	6,894	8,479	4,089	(2,201)	7,904	33,961	30,586	18,743	18,271	9,792	5,703
Income tax expense	(16,252)	(629)	262	475	77	151	1,527	198	(173)	355	965	703	228	1,907	380	182

Net income (loss) from continuing operations	(38,059)	(40,460)	3,113	11,368	11,772	6,743	6,952	3,891	(2,028)	7,549	32,996	29,883	18,515	16,364	9,412	5,521
Net Income (Loss) Attributable To Noncontrolling Interest	(8,068)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain (loss) from discontinued operations, net of taxes	—	—	—	—	—	—	55,315	99	(4,460)	(3,557)	—	—	—	47,397	(7,918)	(8,017)

Net income	(29,991)	(40,460)	3,113	11,368	11,772	6,743	62,267	3,990	(6,488)	3,992	32,996	29,883	18,515	63,761	1,494	(2,496)

System1, Inc./S1 Holdco LLC

Unaudited Condensed Balance Sheet

(in thousands)	System1, Inc.	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC	S1 Holdco LLC
	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current Assets:
Cash and cash equivalents	$42,178	$47,896	$36,209	$34,567	$30,853	$29,013	$37,657	$33,985	$55,763
Accounts receivable, net of allowance for doubtful accounts	99,976	90,203	85,588	79,446	75,610	71,140	58,404	53,662	66,331
Restricted cash	4,895	—	—	—	—	—	—	—	—
Prepaid expenses and other current assets	14,468	7,689	7,236	4,870	3,996	3,016	4,012	4,825	5,739
Assets of discontinued operations	—	—	—	—	—	—	20,602	13,936	13,229

Total current assets	161,517	145,788	129,033	118,883	110,459	103,169	120,675	106,408	141,062

Restricted Cash	$3,034	$743	$—	$—	$—	$—	$—	$—	$—
Property and equipment, net	2,855	830	836	916	976	1,057	1,137	1,139	1,243
Internal-use software development costs, net	10,704	11,213	11,012	10,578	9,764	9,660	10,079	9,414	9,045
Intangible assets, net	568,675	50,368	52,534	54,698	56,740	59,009	60,829	52,638	54,764
Goodwill	907,009	44,820	44,820	44,820	44,820	44,820	44,820	54,566	54,898
Due from related party	—	2,469	2,469	2,453	1,222	969	969	—	—
Operating lease right-of-use assets	6,388
Other assets	808	680	529	—	—	—	—	—	—
Assets of discontinued operations	—	—	—	—	—	—	67,714	69,138	70,101

Total Assets	$1,660,990	$256,911	$241,233	$232,348	$223,981	$218,684	$306,223	$293,304	$331,114

LIABILITIES AND MEMBERS’ DEFICIT
Current Liabilities:
Accounts payable	$76,004	$72,846	$64,625	$60,659	$57,410	$52,104	$40,690	$34,058	$42,476
Accrued expenses and other current liabilities	67,635	31,284	20,319	18,814	9,988	17,150	15,987	14,312	17,806
Deferred Revenue	64,810	1,971	2,100	2,383	2,053	1,889	2,727	2,453	2,242
Operating lease liabilities, current	1,895	—	—	—	—	—	—	—	—
Due to related party	80	—	—	—	—	—	—	—	—
Notes payable, current	14,822	170,453	171,780	4,739	9,374	9,374	19,347	24,347	44,237
Liabilities of discontinued operations	—	—	—	—	—	—	62,523	56,303	47,141

Total current liabilities	225,246	276,554	258,824	86,595	78,825	80,517	141,274	131,473	153,902

Operating lease liabilities, non current	$5,645	$—	$—	$—	$—	$—	$—	$—	$—
Notes payable, non-current	409,777	—	—	168,226	169,411	170,595	226,417	228,469	229,432
Warrant liability	40,773	—	—	—	—	—	—	—	—
Deferred tax liability	144,027	—	—	—	—	—	—	—	—
Other long-term liabilities	5,804	8,758	9,368	9,051	16,497	15,801	12,935	11,821	13,208
Liabilities of discontinued operations	—	—	—	—	—	—	—	—	—

Total liabilities	$831,272	$285,312	$268,192	$263,872	$264,733	$266,913	$380,626	$371,763	$396,543

Commitments and contingencies (Note 8)
Members’ deficit:
Class A common stock	$9	$—	$—	$—	$—	$—	$—	$—	$—
Class C common stock	2	—	—	—	—	—	—	—	—
Additional paid-in capital	728,540	—	—	—	—	—	—	—	—
Accumulated deficit	(89,175)	—	—	—	—	—	—	—	—
Members’ deficit in S1 Holdco	—	(28,829)	(27,182)	(31,646)	(40,850)	(47,886)	(74,078)	(78,017)	(64,753)
Noncontrolling interest	190,370	—	—	—	—	—	—	—	—
Accumulated other comprehensive income	(28)	428	223	122	98	(343)	(325)	(443)	(675)

Total members’ deficit	829,718	(28,401)	(26,959)	(31,524)	(40,752)	(48,229)	(74,403)	(78,460)	(65,428)

Total Liabilities And Members’ Deficit	$1,660,990	$256,911	$241,233	$232,348	$223,981	$218,684	$306,223	$293,303	$331,115

System1, Inc./S1 Holdco LLC

Unaudited Condensed Statements of Cash Flow (in thousands)	System1, Inc. Sucessor Period	S1 Holdco LLC Predecessor Period	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD
	1.27.22 - 3.31.22	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net cash provided by operating activities of continuing operations	(28,918)	(10,490)	21,336	12,056	17,185	10,128	15,714	12,971	9,122	14,600	60,705	39,369	27,313	52,407	36,693	23,722
Net cash used for operating activities of discontinued operations	—	—	—	—	—	—	(1,917)	1,979	(390)	(5,532)	—	—	—	(5,860)	(3,943)	(5,922)

Net cash provided by operating activities	(28,918)	(10,490)	21,336	12,056	17,185	10,128	13,797	14,950	8,732	9,068	60,705	39,369	27,313	46,547	32,750	17,800

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,373)	—	(49)	—	—	—	(11)	(8)	—	—	(49)	—	—	(19)	(8)	—
Proceeds from sale of Protected	—	—	—	—	—	—	74,544	—	—	—	—	—	—	74,544	—
Purchase of business, net of cash acquired	(423,853)	—	—	—	—	—	—	—	—	—
Expenditures for internal-use software development costs	(922)	(441)	(1,585)	(1,668)	(1,793)	(1,440)	(617)	(1,632)	(1,970)	(1,893)	(6,486)	(4,901)	(3,233)	(6,112)	(5,495)	(3,863)

Net cash provided by (used in) investing activities of continuing operations	(426,148)	(441)	(1,634)	(1,668)	(1,793)	(1,440)	73,916	(1,640)	(1,970)	(1,893)	(6,535)	(4,901)	(3,233)	68,413	(5,503)	(3,863)
Net cash provided by (used in) investing activities of discontinued operations	—	—	—	—	—	—	(142)	(79)	144	(170)	—	—	—	(247)	(105)	(26)

Net cash provided by (used in) investing activities	(426,148)	(441)	(1,634)	(1,668)	(1,793)	(1,440)	73,774	(1,719)	(1,826)	(2,063)	(6,535)	(4,901)	(3,233)	68,166	(5,608)	(3,889)

Cash Flows From Financing Activities:
Proceeds from term loan and line of credit	449,000	—	—	—	—	—	—	—	—	20,000	—	—	—	20,000	20,000	20,000
Repayment of line of credit	—	—	—	—			(34,862)	—			—	—	—	(34,862)	—
Repayment of term loan	(172,488)	—	(1,750)	(1,750)	(6,386)	(1,750)	(32,231)	(7,715)	(21,727)	(1,750)	(11,636)	(9,886)	(8,136)	(63,423)	(31,192)	(23,477)
Payments for deferred financing cost	(24,423)	—	(382)	—	—	—	—	—	—	—	(382)	—	—	—	—	—
Cash received from backstop	246,484	—	—	—	—	—	—	—	—	—
Member capital contributions	—	—	(32)	109	3	147	206	551	747	751	227	259	150	2,255	2,049	1,498
Payments on contingent consideration	—	—	—	—	(1,715)	(5,000)	—	—	(5,038)	(462)	(6,715)	(6,715)	(6,715)	(5,500)	(5,500)	(5,500)
Related party loan	—	—	—	—	(1,500)	—	—	—	—	—	(1,500)	(1,500)	(1,500)	—	—	—
Redemptions of Class A common stock	(510,469)	—	—	—	—	—	—	—	—	—
Distributions to members from sale of Protected	—	—	—	—			(28,765)	—			—	—	—	(28,765)	—
Distributions to members	(247)	—	(4,786)	(7,102)	(2,691)	—	(12,575)	(1,146)	(3,558)	(501)	(14,579)	(9,793)	(2,691)	(17,780)	(5,205)	(4,059)

Net cash provided by financing activities	(12,143)	—	(6,950)	(8,743)	(12,289)	(6,603)	(108,227)	(8,310)	(29,576)	18,038	(34,585)	(27,635)	(18,892)	(128,075)	(19,848)	(11,538)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(237)	(132)	(322)	(3)	611	(245)	120	35	130	(735)	41	363	366	(450)	(570)	(605)

Net Increase In Cash	(467,446)	(11,063)	12,430	1,642	3,714	1,840	(20,536)	4,956	(22,540)	24,308	19,626	7,196	5,554	(13,812)	6,724	1,768
Cash and restricted cash:
Beginning of period	517,553	48,639	36,209	34,567	30,853	29,013	49,549	44,593	67,133	42,825	29,013	29,013	29,013	42,825	42,825	42,825

End of period	$50,107	$37,576	$48,639	$36,209	$34,567	$30,853	$29,013	$49,549	$44,593	$67,133	$48,639	$36,209	$34,567	$29,013	$49,549	$44,593

System1, Inc./S1 Holdco LLC

Non-GAAP Financials (in thousands)	System1, Inc. Sucessor Period	S1 Holdco LLC Predecessor Period	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC QTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD	S1 Holdco LLC YTD
	1.27.22 - 3.31.22	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss) from continuing operations	$(38,059)	$(40,460)	$3,113	$11,368	$11,772	$6,743	$6,952	$3,891	$(2,029)	$7,549	$32,996	$29,883	$18,515	$16,364	$9,412	$5,520
Income tax expense	-16,252	-629	262	475	77	151	1,527	198	(173)	355	965	703	228	1,907	380	183
Interest expense	4,776	1,049	4,162	4,185	4,237	4,048	5,781	5,741	6,332	6,497	16,632	12,470	8,286	24,351	18,570	12,829
Depreciation & amortization	23,311	1,000	3,625	3,458	3,113	3,689	3,082	3,331	3,889	3,530	13,884	10,259	6,801	13,832	10,750	7,419
Other income/expense (1)	1,800	-61	70	(25)	256	84	196	294	138	(229)	385	315	340	399	202	(91)
Stock-based compensation and distributions to Members (2)	27,208	27,355	3,458	673	3,342	2,118	3,362	1,817	2,288	2,008	9,591	6,133	5,460	9,474	6,113	4,295
Revaluation of non-cash warrant liability	13,761	0	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Terminated product lines (3)	0	0	—	—	—	—	—	—	(2)	559	—	—	—	556	556	556
Costs related to acquisitions/business combinations	6,390	15,676	7,970	2,755	623	1,484	1,033	222	71	1,032	12,833	4,862	2,108	2,358	1,325	1,103
Acquisition earnout	274	9	32	31	32	63	62	2,278	373	—	158	126	95	2,713	2,651	373
Severance costs	206	0	3	118	164	330	121	393	545	21	615	612	494	1,080	960	567
Other costs, including restructuring	26	0	0	8	98	99	101	11	185	98	206	205	197	396	294	283

Adjusted EBITDA	$23,442	$3,938	$22,696	$23,046	$23,715	$18,809	$22,217	$18,177	$11,616	$21,420	$88,265	$65,570	$42,524	$73,430	$51,214	$33,036

(1)	Non-cash adjustments related to foreign exchange and asset disposals
(2)	Comprised of distributions to equity holders and non-cash stock-based compensation
(3)

In 2020, S1 Holdco terminated its Social Publishing product line, where it created quiz content primarily for the purpose of display advertising monetization. S1 Holdco has excluded revenue and direct costs associated with this product line for all presented periods

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
O&O Advertising	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	$180,049	$190,035	$162,606	$160,817	$139,426	$125,241	$108,314	$92,067	$111,878	$652,884	$462,848	$300,242	$437,501	$312,259	$203,945
Advertising Spend (1)	$137,948	$152,653	$126,404	$123,244	$107,298	$93,800	$80,217	$69,406	$84,066	$509,599	$356,946	$230,542	$327,489	$233,689	$153,472

Adjusted Gross Profit	$42,101	$37,383	$36,202	$37,572	$32,128	$31,442	$28,097	$22,661	$27,812	$143,284	$105,902	$69,700	$110,012	$78,570	$50,473
O&O Sessions (2)	975,025	999,975	859,392	766,293	741,122	691,279	644,780	670,112	815,554	3,366,783	2,366,807	1,507,415	2,821,726	2,130,446	1,485,666
O&O CPS (3)	$0.14	$0.15	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.10	$0.15	$0.15	$0.15	$0.12	$0.11	$0.10
O&O RPS (4)	$0.18	$0.19	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.19	$0.20	$0.20	$0.16	$0.15	$0.14
Spread	31%	24%	29%	30%	30%	34%	35%	33%	33%	28%	30%	30%	34%	34%	33%
Partner Network
Revenue	$10,897	$9,768	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$35,505	$25,738	$16,898	$38,477	$27,963	$19,008
Adjusted Gross Profit	$10,897	$9,768	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$35,505	$25,738	$16,898	$38,477	$27,963	$19,008
Network Sessions (5)	295,052	286,291	278,460	312,406	326,127	318,930	323,878	484,653	392,906	$1,203,284	916,993	638,533	1,520,367	1,201,437	877,559
Network RPS (6)	$0.04	$0.03	$0.03	$0.03	$0.02	$0.03	$0.03	$0.02	$0.03	$0.03	$0.03	$0.03	$0.03	$0.02	$0.02
O&O Advertising, Excluding Terminated Product Lines
Revenue	$180,049	$190,035	$162,606	$160,817	$139,426	$125,241	$108,314	$91,712	$106,587	$652,884	$462,848	$300,242	$431,855	$306,613	$198,299
Advertising Spend	$138,052	$152,653	$126,404	$123,244	$107,298	$93,800	$80,217	$69,053	$79,165	$509,599	$356,946	$230,542	$322,235	$228,436	$148,218

Adjusted Gross Profit	$41,996	$37,383	$36,202	$37,572	$32,128	$31,442	$28,097	$22,659	$27,422	$143,284	$105,902	$69,700	$109,619	$78,178	$50,081
O&O Sessions (2)	975,025	999,975	859,392	766,293	741,122	691,279	644,780	663,135	737,243	3,366,783	2,366,807	1,507,415	2,736,438	2,045,159	1,400,378
O&O CPS (3)	$0.14	$0.15	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.11	$0.15	$0.15	$0.15	$0.12	$0.11	$0.11
O&O RPS (4)	$0.18	$0.19	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.19	$0.20	$0.20	$0.16	$0.15	$0.14
Spread	30%	24%	29%	30%	30%	34%	35%	33%	35%	28%	30%	30%	34%	34%	34%

(1)	Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites

(2)	O&O sessions are the total number of monetizable user visits to Owned & Operated websites

(3)	CPS is advertising spend divided by O&O Sessions

(4)	RPS is O&O Revenue divided by O&O Sessions

(5)	Network sessions are the number of monetizable user visits delivered by network partners to RAMP

(6)	RPS is Partner Network revenue divided by Network Sessions

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Billings (1)	$45,405	$38,443	$37,632	$40,473	$37,992	$31,126	$27,758	$26,458	$22,529	$154,541	$116,097	$78,465	$107,871	$76,745	$48,987
Change in Deferred Revenue During Period	$5,512	$(671)	$(567)	$4,445	$6,792	$6,287	$2,591	$4,796	$4,409	$9,999	$10,671	$11,238	$18,084	$11,796	$9,205
Advertising Spend (2)	$22,296	$17,986	$16,966	$17,884	$23,626	$17,562	$18,059	$22,467	$18,575	$76,462	$58,477	$41,510	$76,664	$59,101	$41,042
Beginning Subscribers	2,208	2,208	2,187	2,128	1,905	1,770	1,586	1,357	1,234	1,905	1,905	1,905	1,234	1,234	1,234
Ending Subscribers (3)	2,284	2,208	2,208	2,187	2,128	1,905	1,770	1,586	1,357	2,208	2,208	2,187	1,905	1,770	1,586
New Subscribers (4)	388	312	298	331	462	324	341	398	275	1,403	1,091	793	1,338	1,014	673
CTA (5)	$57.49	$57.73	$56.91	$54.10	$51.10	$54.23	$52.95	$56.42	$67.53	$54.51	$53.60	$52.35	$57.29	$58.27	$60.96
ARPU (6)	$20.22	$17.41	$17.13	$18.76	$18.84	$16.94	$16.54	$17.98	$17.39	$75.15	$56.45	$38.35	$68.72	$51.09	$34.74

(1)	Billings is the total amount billed to customers during a period
(2)	Advertising spend is the total amount spent on advertising to acquire new subscribers during a period
(3)	Ending subscribers are the number of paying subscribers for its products, at the end of a period
(4)	New subscribers are the number of new subscribers acquired for its products, during a period
(5)	CTA is advertising spend divided by new subscribers in a period
(6)	ARPU is the billings in a period divided by average of the beginning and ending subscribers during that period
*	Deferred revenue from billings is amortized on a straight line basis over the subscription period and recognized as revenue in the financial statements
**	Excludes metrics for terminated product lines

Protected.net Group Limited

Unaudited Statements of Operations

(in thousands)	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	12,016	39,115	38,199	36,028	31,199	25,149	25,415	21,965	18,379	144,541	105,426	67,227	90,908	65,759	40,345
Cost of Revenue	8,434	23,186	22,570	23,460	29,731	23,122	23,827	27,892	23,139	98,946	75,760	53,191	97,980	74,858	51,030

Gross profit (Loss)	3,582	15,929	15,629	12,568	1,469	2,027	1,587	(5,926)	(4,759)	45,595	29,666	14,037	(7,072)	(9,099)	(10,686)
General and administrative	1,431	4,231	3,910	5,074	2,697	2,365	1,730	1,978	637	15,912	11,681	7,771	6,711	4,346	2,616
Related party rent expense	62	208	133	180	144	111	159	116	150	665	457	324	536	425	266

Total Operating Expenses	1,493	4,440	4,042	5,254	2,841	2,476	1,889	2,094	788	16,577	12,138	8,095	7,247	4,771	2,882
Gain on sale of intangible assets	—	—	—	—	—	—	(1,580)	—	—	—	—	—	(1,580)	(1,580)	—
Foreign currency transaction (gains)/losses	97	225	583	209	322	(170)	37	60	207	1,341	1,115	532	135	304	267
Other operating income	—	—	(0)	(222)	(121)	(18)	(3)	(27)	(0)	(343)	(343)	(343)	(48)	(30)	(27)

Other operating expense (income)	97	225	583	(13)	201	(188)	(1,546)	33	207	997	772	189	(1,494)	(1,306)	240
Operating income (loss)	1,992	11,264	11,004	7,326	(1,574)	(262)	1,244	(8,054)	(5,754)	28,020	16,757	5,753	(12,826)	(12,564)	(13,808)
Related party interest expense	—	—	—	—	—	105	136	130	35	—	—	—	406	301	165
Related party interest income	(83)	(303)	(153)	(328)	(157)	—	—	—	—	(941)	(638)	(485)	—	—	—
Interest expense	230	53	144	235	151	29	—	—	—	583	530	386	29	—	—
Other non-operating expenses/(income)	—	—	—	(70)	70	(2)	—	—	—	—	—	—	(2)	—	—

Total non-operating expenses/(income), net	147	(250)	(9)	(163)	64	132	136	130	35	(358)	(108)	(99)	433	301	165
Net income (loss) before income taxes	1,844	11,514	11,013	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	28,378	16,865	5,852	(13,258)	(12,865)	(13,973)
Income Tax Expense (Benefit)	(1,688)	(16,139)	966	—	—	—	—	—	—	(15,173)	966	—	—	—	—

Net income (loss)	3,532	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)

Protected.net Group Limited

Unaudited Condensed Balance Sheet

(in thousands)

	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current assets:
Cash	$35,067	$21,112	$14,227	$11,296	$6,253	$7,060	$5,356	$7,020
Restricted cash	1,333	2,148	2,458	5,757	5,604	4,943	4,874	7,321
Prepaid expenses and other current assets	546	548	691	791	359	317	404	327
Deposits	15	3,000	3,000	3,000	3,000	3,000	3,000	—

Total current assets	36,963	26,807	20,376	20,844	15,216	15,320	13,634	14,667

Due from related parties	33,082	33,115	26,249	15,719	10,230	—	244	139
Property, plant and equipment	616	398	373	370	270	195	184	196
Intangible Assets	369	386	415	62	53	54	90	108
Deferred tax assets	17,237	—	—	—	—	—	—	—
Goodwill	284	284	284	—	—	—	—	—

Total assets	$88,550	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

Liabilities and Shareholders’ Deficit:
Accounts payable	$216	$3,029	$732	$2,876	$3,005	$2,698	$3,739	$436
Accrued expenses	10,162	7,537	6,199	7,686	6,704	5,896	5,907	8,441
VAT tax liability	11,404	9,696	9,351	6,965	6,366	8,939	8,446	6,211
Deferred revenue	57,405	58,186	58,731	54,139	47,431	41,855	39,044	34,156
Related party deferred revenue	166	187	208	229	168	—	—	—
Current portion of note payable	2,813	2,250	2,813	2,250	1,500	—	—	—
Due to related party	23	—	—	—	4	3,501	5,599	6,243
Refund liability	537	429	449	597	512	558	405	428

Total current liabilities	82,725	81,313	78,482	74,741	65,690	63,447	63,140	55,915

Note payable, net of current portion and deferred financing costs	10,546	11,086	11,636	12,164	8,352	—	—	—
Deferred tax liability	—	966	—	—	—	—	—	—

Total liabilities	$93,271	$93,365	$90,118	$86,905	$74,042	$63,447	$63,140	$55,915

Commitments and Contingencies
Shareholders’ Deficit:
Class A Preferred shares	11	11	11	11	11	11	11	11
Class B Common shares	11	11	11	11	11	11	11	11
Additional paid-in capital	40,953	40,953	40,953	40,953	40,953	40,953	40,953	40,953
Accumulated deficit	(45,696)	(73,349)	(83,396)	(90,885)	(89,247)	(88,854)	(89,962)	(81,778)

Total Shareholders’ deficit	(4,721)	(32,374)	(42,421)	(49,911)	(48,273)	(47,879)	(48,987)	(40,803)

Total Liabilities and Shareholders’ Deficit	$88,550	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

*	Class A Preferred shares, par value £0.0001 per share, 7,992,009 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively
**	Class B Common shares, par value £0.0001 per share, 7,960,105 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively

Protected.net Group Limited

Unaudited Condensed Statements of Cash Flow

(in thousands)	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net income (loss)	27,653	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	43,551	15,899	5,852	(13,258)	(12,865)	(13,973)
Adjustments to reconcile net loss to net cash used in operating activities:									—
Depreciation	49	39	36	28	24	18	17	15	151	102	63	75	51	33
Amortization	24	29	29	12	13	16	18	19	94	70	41	67	54	37
Gain on sale of Network Protected intangible assets	—	—	—	—	—	(1,580)	—	—	—	—	—	(1,580)	(1,580)	—
Amortization of deferred financing costs	23	13	34	13	2	—	—	—	82	59	46	2	—	—
Interest income on loan with System 1 SS Protect Holdings, Inc.	638	(189)	(307)	(143)	(2)	—	—	—	—	(638)	(450)	(2)	—	—
Financing fee income on loan with System 1 SS Protect Holdings, Inc.	(21)	(21)	(21)	(14)	—	—	—	—	(77)	(56)	(35)	—	—	—
Change in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other current assets	(98)	143	112	(432)	(43)	188	(77)	(244)	(275)	(177)	(320)	(177)	(134)	(321)
Deposits	2,985	—	—	—	—	—	(3,000)	—	2,985	—	—	(3,000)	(3,000)	(3,000)
Accounts payable	(2,813)	2,295	(2,471)	(129)	302	(1,041)	3,303	(2,620)	(3,118)	(305)	(2,600)	(56)	(358)	683
Accrued expenses	2,625	1,338	(1,402)	982	808	(11)	(2,534)	3,809	3,544	918	(420)	2,072	1,264	1,275
VAT tax liability	1,708	345	2,385	599	(2,573)	494	2,235	(1,957)	5,037	3,329	2,984	(1,801)	772	278
Refund liability	108	(20)	(148)	85	(46)	152	(22)	11	25	(83)	(63)	95	141	(11)
Deferred revenue	(780)	(545)	4,593	6,708	5,576	2,811	4,888	4,453	9,974	10,755	11,300	17,727	12,152	9,340
Deferred tax assets	(17,237)	—	—	—	—	—	—	—	(17,237)	—	—	—	—	—
Related party deferred revenue	(21)	(21)	(21)	61	168	—	—	—	(2)	19	40	168	—	—
Deferred tax liability	(966)	966	—	—	—	—	—	—	—	966	—	—	—	—
Due from related party	(921)	109	29	(83)	(168)	244	(104)	(137)	(866)	55	(54)	(165)	3	(241)
Due to related party	23	—	—	(4)	1,266	(861)	(644)	(11)	18	(4)	(4)	(250)	(1,516)	(655)

Net cash generated by (used in) operating activities	12,978	14,529	10,337	6,043	4,933	1,539	(4,105)	(2,451)	43,887	30,909	16,380	(84)	(5,017)	(6,556)

Cash Flows From Investing Activities:
Purchases of intangibles, property, plant and equipment	(274)	(63)	(40)	(147)	106	(29)	(5)	(72)	(524)	(250)	(187)	—	(106)	(77)
Proceeds from sale of intangibles	100	—	—	—		1,500	—	—	100	—	—	1,500	1,500	—
Cash received in acquisition of Host Plus Limited, net of cash paid	—	—	13	—	—	—	—	—	13	13	13	—	—	—
Loan advanced to Just Develop It	(16,223)	(4,981)	(8,430)	—	—	—	—	—	(29,635)	(13,411)	(8,430)	—	—	—
Repayment of loan by Just Develop It	16,223	4,981	8,430	—	(213)	—	—	—	29,635	13,411	8,430	(213)	—	—
Loan advanced to Company director	(228)	(1,706)	(282)	—	238	(238)	—	—	(2,216)	(1,988)	(282)	—	(238)	—
Repayment of loan by Company director	566	1,651	—	—	—	—	—	—	2,216	1,651	—	—	—	—
Loan advanced to System 1 SS Protect Holdings, Inc.	—	(6,711)	(9,948)	(5,250)	(10,060)	—	—	—	(21,909)	(21,909)	(15,197)	(10,060)	—	—

Net cash used by investing activities	164	(6,829)	(10,257)	(5,397)	(9,929)	1,234	(5)	(72)	(22,319)	(22,483)	(15,653)	(8,773)	1,157	(77)

Cash Flows From Financing Activities:
Proceeds from bank loan	—	—	—	5,000	10,000	—	—	—	5,000	5,000	5,000	10,000	—	—
Repayment of principal on bank loan	—	(1,125)	—	(375)	—	—	—	—	(1,500)	(1,500)	(375)	—	—	—
Proceeds from related party loans	—	—	—	—	2,000	—	—	9,000	—	—	—	11,000	9,000	9,000
Repayment of related party loans	—	—	—	—	(11,000)	3,000	—	(3,000)	—	—	—	(11,000)	—	(3,000)
Repayment of loan to Just Develop It	—	—	(449)	—	4,000	(4,000)	—	—	(449)	(449)	(449)	—	(4,000)	—
Payment of deferred financing costs	—	—	—	(75)	(150)	—	—	—	(75)	(75)	(75)	(150)	—	—

Net cash (used in) provided by financing activities	—	(1,125)	(449)	4,550	4,850	(1,000)	—	6,000	2,976	2,976	4,101	9,850	5,000	6,000

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net change in cash	13,142	6,574	(368)	5,197	(147)	1,773	(4,110)	3,477	24,544	11,403	4,828	993	1,140	(633)

Cash, beginning of period	23,259	16,685	17,053	11,856	12,003	10,230	14,341	10,863	11,856	11,856	11,856	10,863	10,863	10,863

Cash, end of period	$36,401	$23,259	$16,685	$17,053	$11,856	$12,003	$10,230	$14,341	$36,401	$23,259	$16,685	$11,856	$12,003	$10,230

Protected.net Group Limited

Non-GAAP Financials

(in thousands)	Predecessor Period	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD	YTD
	1.1.22 - 1.26.22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-21	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss)	$3,532	$27,653	$10,047	$7,489	$(1,638)	$(394)	$1,108	$(8,184)	$(5,789)	$43,551	$15,899	$5,852	$(13,258)	$(12,865)	$(13,973)
Income Tax Expense	(1,688)	(16,139)	966	—	—	—	—	—	—	(15,173)	966	—	—	—	—
Interest expense, net	147	(56)	(131)	(165)	(6)	93	131	176	35	(358)	(302)	(171)	435	342	211
Depreciation & amortisation	19	73	69	65	39	37	35	35	34	245	172	104	141	105	70
Terminated product lines (1)	0	(13)	29	3	62	(336)	(1,691)	86	163	81	94	64	(1,777)	(1,441)	250
Costs related to acquisitions/business combinations	104	699	196	499	297	32	—	—	—	1,690	991	795	32	—	—
Non-cash foreign exchange adjustments	97	228	581	209	322	(194)	46	68	190	1,341	1,112	532	110	304	258
VAT accrual for previously uncollected VAT	368	956	1,110	1,492	1,116	615	866	1,408	46	4,675	3,718	2,608	2,934	2,319	1,453
Director salary payments	—	922	936	949	—	—	—	—	—	2,806	1,885	949	—	—	—
Other costs including restructuring	—	—	—	—	—	424	34	—	—	—	—	—	458	34	—

Adjusted EBITDA	$2,581	$14,323	$13,803	$10,540	$193	$277	$529	$(6,411)	$(5,320)	$38,859	$24,536	$10,733	$(10,925)	$(11,202)	$(11,731)

(1)

Protected terminated its Network Protect VPN product. Protected has excluded revenue, direct costs and operating expenses associated with this product line from Adjusted EBITDA for all presented periods